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                                       GUARANTY


                                                            Richfield, Minnesota
                                                                January 29, 1997

    For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of and to induce financial accommodations of any kind, with or without security, given or to be given or continued at any time and from time to time by Richfield Bank & Trust Co.(hereinafter called the "Bank") to or for the account of Paper Warehouse, Inc. (hereinafter called the "Borrower"), the undersigned absolutely and unconditionally guarantees to the Bank the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all promissory notes executed and delivered by the Borrower to the Bank pursuant to the terms of a Loan Agreement of even date herewith between the Borrower, the undersigned and the Bank with interest and other charges as therein provided, and all amendments, extensions, renewals and replacements thereof (hereinafter collectively referred to as the "Indebtedness"); and the undersigned agrees to pay on demand all of the Bank's costs, expenses and attorneys' fees in connection with the enforcement of this guaranty, plus interest on such amounts at the highest rate then applicable to any of the Indebtedness.

    Notwithstanding the aggregate amount of Indebtedness which may be payable at any time or from time to time, the liability of the undersigned hereunder shall not exceed the principal sum of $1,500,000, plus accrued interest on such amount and the costs, expenses and attorneys' fees described herein. Such liability shall not be released, impaired or affected if at any time the Indebtedness exceeds that amount, and the Bank may apply first in payment of such excess all sums received from the Borrower, from security for the Indebtedness, or from any other source without releasing, impairing or affecting such liability. If the liability of the undersigned is limited by this paragraph, any payment made by the undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written statement, received by the Bank, advising the Bank that such payment is made under this guaranty for such purpose.

    The Bank may at any time and from time to time, without consent of or notice to the undersigned, without incurring responsibility to the undersigned, without releasing, impairing or affecting the liability of the undersigned hereunder, upon or without any terms or conditions, and in whole or in part: (1) sell, pledge, surrender, compromise, settle, release, renew, subordinate, extend, alter, substitute, exchange, change, modify or otherwise dispose of or deal with in any manner and in any order any Indebtedness, any evidence thereof, or any security or other guaranty therefor; (2) accept any security for or other guarantors of any Indebtedness; (3) fail, neglect or omit to obtain, realize upon or protect any Indebtedness or any security therefor, to exercise any lien upon or right to any money, credit or property toward the liquidation of the Indebtedness, or to exercise any other right against the Borrower, the undersigned, any other guarantor or any other person; and (4) apply any payments and credits to the Indebtedness in any manner and in any order. No act, omission or thing, except full payment and discharge of the Indebtedness, which but for this provision could act as a release or impairment of the liability of the undersigned hereunder, shall in any way release, impair


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or otherwise affect the liability of the undersigned hereunder, and the undersigned waives any and all defenses of the Borrower pertaining to the Indebtedness, any evidence thereof, and any security therefor, except the defense of discharge by payment. The failure of any person or persons to sign this or any other guaranty shall not release, impair or affect the liability of the undersigned hereunder. This guaranty is a primary obligation of the undersigned and the Bank shall not be required to first resort for payment of the Indebtedness to the Borrower or any other person, their properties or estates, or any security or other rights or remedies whatsoever. The undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other person for such deficiency is discharged pursuant to statute, judicial decision or otherwise.

    The liability of the undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Bank, as guarantor or otherwise, without any limitation as to amount, unless the writing evidencing or creating such other liability specifically provides to the contrary. If any payment applied by the Bank to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including without limitation the bankruptcy, insolvency or reorganization of the Borrower or any other person), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

    The undersigned waives: (1) notice of acceptance of this guaranty and of the creation and existence of the Indebtedness; (2) presentment, demand for payment, notice of dishonor, notice of nonpayment, and protest of any instrument evidencing the Indebtedness; and (3) all other demands and notices to the undersigned or any other person and all other actions to establish the liability of the undersigned hereunder. The undersigned consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this guaranty, waives any argument that venue in such forums is not convenient, and agrees that any litigation initiated by the undersigned against the Bank in connection with this guaranty shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division.

    All property of the undersigned, now or hereafter in the possession, control or custody of or in transit to the Bank for any purpose, including without limitation the balance of every account of the undersigned with and each claim of the undersigned against the Bank, shall be subject to a lien and security interest in favor of the Bank, as security for all liabilities of the undersigned to the Bank, and shall be subject to be set off against any and all such liabilities, and the Bank may at any time and from time to time at its option and without notice appropriate and apply any such property toward the payment of any and all such liabilities. The undersigned agrees to promptly provide the Bank from time to time with financial statements of the undersigned and such other information respecting the condition (financial and otherwise), business and property of the undersigned as the Bank may request, in form and substance acceptable to the Bank.

    The undersigned hereby agrees that the Bank shall have no duty to advise the undersigned of information now or hereafter known to the Bank regarding the financial or other condition of the Borrower or any other person primarily or secondarily liable on the Indebtedness or regarding any


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circumstance bearing on the risk of non-payment of the Indebtedness.  It is understood that the undersigned is and will remain informed of Borrower's financial condition, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment of the Indebtedness.

    The undersigned waives all claims, rights and remedies which the undersigned may now have or hereafter acquire against any person at any time now or hereafter liable to payment of any of the Indebtedness and as to any collateral security, including but not limited to all claims, rights and remedies of contribution, indemnification, exoneration, reimbursement, recourse and subrogation, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, until the Indebtedness has been fully paid. No delay or failure by the Bank in exercising any right, and no partial or single exercise thereof shall constitute a waiver thereof. No waiver of any rights thereof shall constitute a waiver thereof. No waiver of any rights hereunder, and no modification or amendment of this guaranty shall be effective unless the same is in writing duly executed by the Bank, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall not impair or affect the rights of the Bank or the provisions of this Guaranty in any other respect at any other time. This guaranty shall continue until written notice of revocation of this guaranty, executed by the undersigned, has been received by the Bank; provided, no revocation of this guaranty shall affect in any manner any liability of the undersigned under this guaranty with respect to Indebtedness arising before the Bank receive such written notice of revocation, and the sole effect of revocation of this guaranty shall be to exclude from this guaranty Indebtedness thereafter arising which is unconnected with Indebtedness theretofore arising or transactions theretofore entered into.

          Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and applications hereof and to this end the provisions of this guaranty are declared to be severable. This guaranty shall be binding upon the undersigned and upon the heirs, representatives, successors and assigns of the undersigned, and of each of them respectively, and shall inure to the benefit of the Bank, its successors and assigns. This guaranty shall be governed by and construed in accordance with the laws of the State of Minnesota.


                             /s/ Yale T. Dolginow
                             --------------------------------------------------
                             Yale T. Dolginow


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